B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.1 C O M PA N Y O V E R V I E W March 2026

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.2 IMPORTANT INFORMATION Forward-Looking Statements Babcock & Wilcox Enterprises, Inc. (“B&W Enterprises,” “B&W,” “we,” “us” or “our”) cautions that this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this release are forward-looking statements. These forward-looking statements include, without limitation, statements regarding expected demand, our pipeline, technology, and opportunities. You should not place undue reliance on these statements. Forward-looking statements include words such as “expect,” “intend,” “plan,” “likely,” “seek,” “believe,” “project,” “forecast,” “target,” “goal,” “potential,” “estimate,” “may,” “might,” “will,” “would,” “should,” “could,” “can,” “have,” “due,” “anticipate,” “assume,” “contemplate,” “continue” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operational performance or other events. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, but not limited to: the potential for future conditions that could raise substantial doubt as to our ability to continue as a going concern, which has occurred in the past; our obligation to refinance or repay our 6.50% Notes due 2026 prior to their maturity; risks associated with contractual pricing in our industry; disputes with customers with long-term contracts; the performance of third parties' and subcontractors' on whom we rely; disruptions at our or third-party manufacturing facilities; our ability to execute our growth strategy; our evaluation of strategic alternatives; our ability to deliver our backlog on time or at all; professional liability, product liability, warranty or other claims; inadequate insurance coverage; our ability to compete successfully against current and future competitors; our development of new products; cyclical and economic impacts on demand for our products; compliance with government regulations; legislative and regulatory developments impacting our business; supply chain issues; the financial and other covenants in our debt agreements; our ability to maintain adequate bonding and letter of credit capacity; impairment to our goodwill or other indefinite-lived intangible assets; our exposure to credit risk; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; failure to comply with data and privacy laws, regulations and standards, or if we fail to properly maintain the integrity of our data, protect our proprietary rights to our systems or defend against cybersecurity attacks, we may be subject to government or private actions due to breaches; failure to protect our intellectual property rights, or inability to obtain or renew licenses to use intellectual property of third parties; uncertainty over tariffs and their impacts; sanctions and export controls; international political, economic and other uncertainties; fluctuations in the value of foreign currencies could harm our profitability; volatility of the market price and trading volume of our common stock; dilution of our common shareholders' ownership or voting power; the significant influence of B. Riley over us; anti-takeover provisions in our corporate documents; changes in tax rates or tax law; our ability to use NOL and certain tax credits; failure to maintain effective internal control over financial reporting; new accounting pronouncements or changes in existing accounting standards and practices; our ability to attract and maintain key personnel; our relationship with labor unions; pension and medical expenses associated with our retirement benefit; natural disasters or other events beyond our control; and the risks and uncertainties described under the heading "Risk Factors" in Part I, Item 1A of our most recent Annual Report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC. The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. Bookings and Backlog Bookings and backlog are our measures of remaining performance obligations under our sales contracts. It is possible that our methodology for determining bookings and backlog may not be comparable to methods used by other companies. We generally include expected revenue from contracts in our backlog when we receive written confirmation from our customers authorizing the performance of work and committing the customers to payment for work performed. Backlog may not be indicative of future operating results, and contracts in our backlog may be canceled, modified or otherwise altered by customers. Backlog can vary significantly from period to period, particularly when large new-build projects or operations and maintenance contracts are booked because they may be fulfilled over multiple years. Because we operate globally, our backlog is also affected by changes in foreign currencies each period. We do not include orders of our unconsolidated joint ventures in backlog. Bookings represent changes to the backlog. Bookings include additions from booking new business, subtractions from customer cancellations or modifications, changes in estimates of liquidated damages that affect selling price and revaluation of backlog denominated in foreign currency. We believe comparing bookings on a quarterly basis or for periods less than one year is less meaningful than for longer periods and that shorter-term changes in bookings may not necessarily indicate a material trend. Pipeline Pipeline represents our uncontracted, potential opportunities, which have been identified and are in active discussions, that could reach a decision to proceed over the next 36 months. Pipeline is an internal metric monitored by management to understand the anticipated growth of our Company and our estimated future revenue, which may increase or decrease from time to time. We cannot guarantee that our pipeline will result in actual revenue in the originally anticipated period or at all. Pipeline may not generate margins equal to our historical operating results. Our customers may experience project delays or cancel orders as a result of external market factors and economic or other factors beyond our control. If our pipeline fails to result in revenue as anticipated or in a timely manner, we could experience a reduction in revenue, profitability, and liquidity.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.3

WE'RE A GLOBAL ENERGY LEADER, POWERING THE WORLD SINCE 1867

Providing high quality, innovative technologies for nearly 160 years

- We are a globally recognized technology leader and innovator providing advanced energy and environmental products and services
- From our first patent for a more efficient boiler to more than 17,000 patents since, we continue to drive innovation and change

Meeting critical, growing and immediate power needs for customers and the world

- Providing efficient, reliable, readily available power solutions for AI factories and data centers, utilities and industrial customers including coal-fired generation, natural gas-fired power plants, and plant conversions to meet rising energy demands
- Delivering systems, parts and field services to keep plants operating efficiently and effectively

Advancing solutions for the future energy landscape

- Our hydrogen production, carbon capture, renewable energy and environmental technologies support the reduction of greenhouse gases, including CO_2 and methane, in an environmentally friendly way



BABCOCK & WILCOX ENTERPRISES, INC. 4
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

WE'RE LEVERAGING A VAST INSTALLED BASE AND PROVEN TECHNOLOGIES – **OVER 400 GW OF B&W POWER GENERATION**

More than **300** operating utility and industrial boiler units in the U.S. and nearly **200** additional operating utility and industrial boiler units across **40** countries around the world.

More than **5,000** industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities worldwide.

Average of more than **500,000** U.S. Boilermakers' construction manhours per year over last five years. One of the top five Boilermaker employers in the U.S. utility industry.

More than **300** renewable energy units at facilities globally (consuming over **61** million tonnes of waste per year) and a leader in plant availability. Serving utility, waste management, municipality and investment firm customers.

Large worldwide installed base of wet and dry scrubbers for SO_X reduction, particulate control equipment, NO_X reduction technologies, and mercury control systems to meet environmental regulations. Flue gas pre-treatment technologies for use with CO_2 capture.


B&W
BABCOCK & WILCOX

B&W'S GLOBAL CAPACITY AT UTILITY AND INDUSTRIAL PLANTS CREATES LARGE GROWTH OPPORTUNITIES FOR PARTS, SERVICES AND RETROFITS

BABCOCK & WILCOX ENTERPRISES, INC. 5
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

WE'RE DELIVERING CRITICAL COAL POWER GENERATION

- B&W has been at the foundation of the world's energy and industrial progress since 1867
- We provide modern, economical, high-efficiency, low-emissions coal generation solutions to meet growing energy needs

- Our capabilities include:
  - Boilers to burn coal and other fuels – from small package boilers to high-capacity boilers – for utilities, AI factories and data centers, independent power producers, and industries
  - Full engineering, procurement and construction capabilities
  - Modernization, boiler-life extension and performance upgrades
  - Aftermarket and OEM parts, maintenance, services and construction
  - Advanced burners, controls and auxiliary equipment
  - Fuel-switching and fuel-flexibility projects to convert existing plants to run on natural gas, biomass or co-fire multiple fuels
  - Industry-leading air quality and emissions controls



B&W is America's only full-scope coal-fired power supplier with fully integrated technology, engineering, manufacturing and construction capabilities

BABCOCK & WILCOX ENTERPRISES, INC. 6
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

WE'RE CAPITALIZING ON SIGNIFICANT OPPORTUNITIES FOR PROFITABLE GROWTH

Delivering proven, reliable, readily available power generation technologies, construction and parts and maintenance services, to meet the growing demand of artificial intelligence data centers



Increasing global demand to keep plants operating at peak efficiency with replacement parts, upgrades and field services, as well as fuel system enhancements and upgrades


B&W



Coal-to-gas conversion projects of various sizes, along with higher-margin aftermarket parts and services to support our large global installed base and competitors' units, and opportunities to expand our geographical presence to support these markets


B&W

Robust global pipeline* of over $12B in opportunities, which was up approximately 20% in 2025 even after converting B&W's $2.4B data factory project with Base Electron / Applied Digital from pipeline to backlog

** Refer to Information on page 2 regarding pipeline.*

BABCOCK & WILCOX ENTERPRISES, INC. 7
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

AI FACTORIES AND DATA CENTERS: RISING POWER DEMAND AND OPPORTUNITIES

- **Electric Demand Forecast Soaring**
  - Total data center demand expected to be 176 GW by 2035; up from 33 GW in 2024*
- **Primary U.S. Data Center Buyers**
  - IPPs and developers
  - Artificial Intelligence infrastructure consortiums
  - Hyperscaler cloud providers
  - Private equity and investment firms
- **Key B&W Developments for this Growing Market**
  - Received notice to proceed on $2.4 billion project to deliver 1.2 GW of power for Base Electron AI Factory
  - Strategic Partnership with Denham Capital to convert existing coal plants to power data centers in U.S. and Europe
  - Working with leading steam turbine manufacturers to meet demand
- **Smart, Fast-Track B&W Solutions for AI Factories and Data Centers**
  - Off-the-shelf 50, 100 and 300 MW natural gas-fired boiler and steam turbine designs
  - Provides fast, efficient, readily available, redundant power
  - Modular, field-erected and scalable with accelerated startup
  - On-site or co-located power supply to eliminate grid issues







Global capital investment for data center infrastructure projected to be at least $3 trillion over the next five years**

* https://www.deloitte.com/us/en/insights/industry/power-and-utilities/data-center-infrastructure-artificial-intelligence.html

** https://www.datacenterknowledge.com/energy-power-supply/moody-s-3-trillion-data-center-investment-by-2030-amid-power-challenges

BABCOCK & WILCOX ENTERPRISES, INC. 8
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

PROVIDING RELIABLE, EFFICIENT AND FAST POWER SOLUTIONS FOR AI FACTORIES AND DATA CENTERS

Natural gas fired boilers and steam turbine solutions to align with customers' requirements

Key Priority – Speed to Market:

- 200 MW of Modular Power
  - 4 x 50 MW units plus 1 x 50 MW spare cap
  - Operation as fast as 24 months
- 900 MW of High Efficiency Boilers
  - 3 x 300 MW units
  - Operation in 36-40 months

Key Priority – High Efficiency:

- 1.2 GW of Larger Boilers
  - 4 x 300 MW units
  - Operation in 36-40 months

Key Priority – Higher Efficiency:

- 1.2 GW of High Efficiency Boilers
  - 2 x 600 MW supercritical units
  - Operation in 40-46 months



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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B&W AND BASE ELECTRON TO POWER AI FACTORY CAMPUSES

- Full approval to proceed on $2.4B, 1.2 GW power project for Base Electron, backed by Applied Digital
- B&W to engineer, procure and construct facility to include four 300 MW natural-gas boilers to power AI factory campuses
- Siemens Energy supplying steam turbine generator sets
- Project supports fast-growing AI power demand
- Proven B&W boilers + Siemens Energy turbines enable years-faster deployment over traditional combined- or simple-cycle gas turbine projects
- Future expansion potential for another 1.2 GW



B&W brings efficient and effective technologies + decades of experience + a strong record of successful execution

BABCOCK & WILCOX ENTERPRISES, INC.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

GROWING U.S. ELECTRICITY DEMAND

Record Electricity Consumption

- 2026 again expected to set record
- U.S. reserve margins reaching dangerous lows
- Weather-dependent power generation struggles to meet demand



8000
7000
6000
5000
4000
3000
2000
1000
0
ELECTRICITY DEMAND (TWh)
1990
2000
2010
2020
2030
2040
2050
YEAR
ELECTRICITY DEMAND:
HISTORICAL
PROJECTED

Long-Term Demand and Pressures

- Power demand to climb 25% by 2030 from 2023 levels
- Growth fueled by:
  - AI and data centers
  - Electric vehicles
  - Manufacturing reshoring
  - Residential electrification
- "Coal is going to be around for longer than people thought."
  – Outgoing FERC Chair to the Washington Post

Coal Supply and Demand

- U.S. EIA projects coal consumption increased 10% in 2025
- Coal generation up 13% in 2025
- U.S. coal plants, running at higher capacity, represent best source of incremental power over next several years

Sources: EIA, Wood Mackenzie, Thomson Reuters, U.S. EIA Monthly Energy Report and Peabody Analysis



B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX PROFILE

- **Headquarters:** Akron, Ohio USA
- **Founded:** 1867
- **Ownership:** Public (NYSE: BW)
- **Employees:** ~1,650
- **LTM Revenue December 2025:** ~$587.7M

B&W CONSOLIDATED



FUEL/MARKET
Coal 41%
Natural Gas 33%
Pulp & Paper 8%
Biomass/EFW 3%
Other 15%
PRODUCTS & SERVICES
Parts 41%
A/M Projects 32%
Construction 27%
INDUSTRIAL VS UTILITY
Industrial 32%
Utility 68%



FUEL TYPE
PRODUCTS & SERVICES
INDUSTRIAL VS UTILITY
N. AMERICA
Coal 38%
NG 36%
P&P* 9%
Other 17%
Parts 39%
A/M Prj 29%
Const 32%
Ind 32%
Utility 68%
ASIA
Coal 86%
Other 14%
Parts 87%
A/M Prj 13%
Ind 20%
Utility 80%
EUROPE
NG 7%
Bio/EFW 89%
Other 4%
Parts 6%
A/M Prj 94%
Ind 35%
Utility 65%
ME/A
Coal 96%
Other 4%
Parts 46%
A/M Prj 54%
Ind 1%
Utility 99%
OTHER
Coal 26%
NG 65%
P&P* 6%
Bio/EFW 2%
Other 1%
Parts 27%
A/M Prj 73%
Ind 67%
Utility 33%

Notes: All charts based on LTM December 31, 2025 revenues, unless otherwise noted.
1. Backlog does not include shorter lead-time parts and services.
2. Refer to our Important Information on page 2 regarding bookings and backlog.

* *P&P represents Pulp & Paper industry processes with a variety of fuels (bark, black liquor, wood waste and others)*

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

GLOBAL MARKET POTENTIAL & PIPELINE – 3 YEAR

B&W strongly positioned to leverage key global energy trends


2026-2028 GLOBAL UTILITY AND INDUSTRIAL ADDRESSABLE MARKET
$25B[1]


2026-2028 U.S. ADDRESSABLE AI/DATA CENTERS MARKET
$100B[2]


2026-2028 TOTAL B&W GLOBAL PIPELINE
Over $12B[3]

1 Addressable market figure does not include AI Data Centers, parts, service, certain products or countries (China, India, N. Korea & Russia)
2 Estimated based on: EPRI Powering Intelligence 2026 Report, issued February 2026. Figures use 2030-2035 deployments expected to be contracted within 2026-2028 time period at an estimated cost of $2,000/kW, actual costs and time period may vary.
3 Pipeline figure does not include parts, software, field engineering or construction services, refer to page 2 for more pipeline information

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

LEADERSHIP TEAM



Chairman and Chief Executive Officer

Kenneth Young



Executive Vice President and Chief Financial Officer

Cameron Frymyer



Executive Vice President and Chief Commercial Officer

Jimmy Morgan



Chief Technology Officer

Brandy Johnson



Senior Vice President, Corporate Operations

Gillianne Hetrick



Vice President, Corporate Development

Sarah Serafin



Executive Vice President, General Counsel and Corporate Secretary

John Dziewisz

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS



Chairman and Chief Executive Officer
Kenneth Young



Rebecca Stahl



Joseph Tato



Alan Howe



Philip Moeller



Naomi Boness



Homaira Akbari

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.16 FINANCIAL INFORMATION

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.17 CONSOLIDATED FINANCIAL SUMMARY - CONTINUING OPERATIONS ($ in millions) Three Months Ended December 31, 2025 Trailing Twelve Months Ending December 31, 2025 Revenue $ 161.0 $ 587.7 Gross margin $ 41.3 $ 143.9 Selling, general and administrative expenses $ 28.7 $ 119.5 Operating income $ 12.2 $ 20.7 Note: Figures may not be clerically accurate due to rounding.

CAPITAL STRUCTURE – PRO FORMA

($ in millions)		December 31, 2025
CAPITALIZATION:		
Total Debt[1]		**$ 281.1**
Senior Notes	$ 214.3	
Revolving Credit Line	$ 0.0	
Letter of Credit Collateral[2]	$ 66.8	
Cash, cash equivalents and restricted cash		$ 201.4
Net Debt		**$ 79.7**

Note: Figures may not be clerically accurate due to rounding.

1) Debt excluding leases and forgivable loans of $13.4 million. Excludes unamortized deferred financing fees and unamortized gain. Without these adjustments debt would be $321.1M as per the 10K.

2) Letter of Credit Collateral under the Axos Credit Facility is on B&W's balance sheet in Restricted & Long-Term Restricted Cash offset by debt. The previous PNC/MSD letter of credit facility and associated collateral was not required to be included on B&W's balance sheet.



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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.19 KEY TECHNOLOGIES AND CAPABILITIES

KEY TECHNOLOGIES:

STEAM GENERATION



Utility Boilers

High pressure, high efficiency, high capacity, low emissions

Fuel: Coal, oil, natural gas, multi-fuel



Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers

Bottom- or top-supported, shop- or field-assembled

Fuel: Natural gas, oil, CO, waste heat and gases



Heat Recovery Steam Generator Components

Pressure parts, casing, ducting, drums, housing and frames

Fuel: Waste heat and gases



Renewable Energy Boilers

Reduces dependency on landfills and reduces methane gas emissions

Fuel: Municipal solid waste, refuse derived fuel



Biomass-Fired Boilers

Carbon-neutral technology

Fuel: Wood, wood waste, straw, sludge



Process Recovery Boilers

Single-drum, industry-standard unit for improved mill operation

Fuel: Black liquor

BABCOCK & WILCOX ENTERPRISES, INC.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

IGNITERS, FLAME SCANNERS AND CONTROLS









FPS®

Designed for safety, reliability and fuel flexibility

- Natural gas conversions from oil- or coal-firing
- Alternative energy fuels such as hydrogen, biodiesel, methanol and biogas
- Burner management and controls for complete turnkey system capability
- Flame scanning capability can be effectively implemented on any industrial application
- Technologies can be utilized for new construction or retrofit projects
- Safety standards conforming to National Fire Protection Association (NFPA) classes

PROVEN TECHNOLOGIES WITH INSTALLATIONS IN MORE THAN 70 COUNTRIES, INCLUDING MORE THAN 11,000 IGNITERS







BABCOCK & WILCOX ENTERPRISES, INC.

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

EMISSIONS CONTROL



Pre-Treatment for Post-Combustion Carbon Capture

- Wet and Dry Scrubbers, Sorbent Injection, Electrostatic Precipitators, Fabric Filters, Selective Catalytic Reduction Systems
- Complements SolveBright™ Process, Other Post-Combustion Technologies



Particulate Control

- Pulse Jet Fabric Filters / Baghouses
- Wet and Dry Electrostatic Precipitators
- Wet Particulate Scrubbers
- Multiclone® Dust Collectors



SO_2 / Acid Gas Control

- Wet or Seawater Flue Gas Desulfurization Systems
- Semi-Dry Flue Gas Desulfurization Systems (Spray Dry Absorbers, Circulating Dry Scrubbers)
- Wet Electrostatic Precipitators and Dry Sorbent Injection



NO_X Control

- Selective Catalytic and Non-Catalytic Reduction
- Low NO_X Burners and Combustion Systems



Mercury

- Powdered Activated Carbon Injection
- Absorption Plus™, MercPlus™, Mitagent™ Additives



Wastewater Elimination

- Wastewater Evaporation System via Spray Drying



SO_3 / Acid Mist Control

- Wet Electrostatic Precipitators
- Dry Sorbent Injection

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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY CAPABILITIES:

AFTERMARKET SERVICES

UPGRADES & RETROFITS

Maintaining/improving plant operation:
Projects for extending the life of power, process and environmental equipment

REPLACEMENT PARTS

Supplying components for system reliability:
High-quality standard or custom-engineered pressure and non-pressure parts

OPTIMIZATION SYSTEMS

Enhancing efficiency with proven technology:
Diagnostic, monitoring, tuning and control systems for combustion and cleaning equipment

ENGINEERING SERVICES

Evaluating options for improved performance:
Expert people, tools and processes to measure, model, design, deliver, train and project manage

CONSTRUCTION

Adding value through constructability:
Safe execution of new installation, retrofits, system maintenance/repair, plant modifications










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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.24 B&W’S EMERGING TECHNOLOGIES

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.25 BRIGHTLOOP FOR INDUSTRIAL ENERGY PRODUCTION

PREPARING FOR THE FUTURE

GAME CHANGING TECHNOLOGY FOR THE FUTURE – TODAY



Fe_2O_3
CO_2
FUEL REACTOR
FUEL
OXYGEN DEPLETED AIR
STEAM FOR POWER
AIR REACTOR
FeO
AIR IN

STEAM

Scalable alternative for baseload steam generation
Utilize readily available fuels for energy security
Future-proof: Capture CO_2 now or in the future



$CO_2 + H_2O$
FUEL
FUEL REACTOR
FE_2O_3
OXYGEN DEPLETED AIR
HYDROGEN
STEAM
HYDROGEN REACTOR
AIR REACTOR
FE_3O_4
AIR IN

HYDROGEN

Hydrogen from multiple feedstocks
Competitive hydrogen cost
Scalable for a range of applications
High rate of carbon captured



Fe_2O_3
FUEL
FUEL REACTOR
SYNGAS
OXYGEN DEPLETED AIR
STEAM FOR POWER
AIR REACTOR
FeO
AIR IN

SYNGAS

High-quality, low-carbon syngas from biomass which is scalable to match downstream technologies

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

FLUE GAS TREATMENT FOR CARBON CAPTURE

- To optimize carbon capture on solvent-based scrubbing technologies, reductions in various emissions found in the incoming flue gas are required
- Our solutions include technologies for acid gases, particulate and acid mist, NO_x and mercury



SOx
PM
NOx
FLUE GAS
H2O
Hg
PRE-TREATMENT TECHNOLOGIES
CARBON CAPTURE

THE WORLDWIDE LEADER IN FLUE GAS PRE-TREATMENT TECHNOLOGIES FOR POST-COMBUSTION CARBON CAPTURE



300+
Wet Scrubber Installations



90+
Dry Scrubber Installations



260+
Wet ESP Installations



490+
Dry ESP Installations



1,000+
Fabric Filters Installations



35+
Sorbent Injection Installations



100+
SCR Installations

BABCOCK & WILCOX ENTERPRISES, INC. 27
© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

CARBON CAPTURE TECHNOLOGIES

SolveBright™

POST-COMBUSTION CARBON CAPTURE



Solvent-based, post-combustion technology

Offers solvent flexibility to accommodate customer preference

OxyBright™

OXYGEN-FUEL COMBUSTION


ASU (Oxygen supply)
Boiler
Wet FGD
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO_2 Compression)

Can be retrofitted onto existing boilers or engineered and supplied for new boiler installations

Offers application with both gaseous and solid fuels

THE B&W ADVANTAGE

Expertise gained from decades of leadership in combustion technologies and emissions control provides total solutions support

Experience across wide range of industries

93 active patents related to carbon capture technology

B&W IS AT THE FOREFRONT OF DEVELOPING AND DEPLOYING EFFICIENT AND EFFECTIVE TECHNOLOGIES TO CAPTURE CO_2

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2026 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BECCS
BIOENERGY WITH CARBON CAPTURE AND SEQUESTRATION



B&W's biomass boilers paired with either **OxyBright™** or **SolveBright™** produce carbon-negative energy with a -**2,500**gCO_2e/kWh **carbon intensity**



Our negative carbon intensity (-2,500 gCO_2e/kWh) is **nearly seven times more negative than the U.S. grid is positive** (+373 gCO_2e/kWh)

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